UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2006

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26694	93-0945003
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

585 West 500 South Bountiful, Utah		84010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (801) 298-3360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Item 8.01. Other Events.

On May 18, 2006, we will hold our annual meeting of stockholders. Jeff Soinski, our President and Chief Executive Officer, will give a presentation at the meeting. A copy of the slideshow that will accompany the meeting is attached hereto as Exhibit 99.1. The slide show is incorporated herein by reference.

The information in this Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Where You Can Find Additional Information

We filed a prospectus/proxy statement concerning our proposed combination with The Med-Design Corporation, or Med-Design, with the Securities and Exchange Commission, or SEC. Investors and security holders are advised to read the prospectus/proxy statement related to the proposed transaction, because it contains important information related to the transaction. Investors and security holders may obtain a free copy of the prospectus/proxy statement and other documents we file with the SEC at the SEC’s website at http://www.sec.gov. The prospectus/proxy statement and any other documents we file with the SEC may also be obtained free of charge from us by directing such request to our Secretary at the following address: 585 West 500 South, Bountiful, Utah 84010.

Information Concerning Participation in Our Proxy Solicitation

We and The Med-Design Corporation and our respective executive officers and directors may be deemed to be participants in the solicitation of proxies from our stockholders with respect to the proposed transaction between us and Med-Design and the transactions related thereto. Information regarding our executive officers and directors is included in our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2005. This document is available free of charge at the SEC’s website at http://www.sec.gov and from us at http://www.shpi.com. Investors and security holders may obtain additional information about the interests of the respective executive officers and directors of us and Med-Design in the proposed transaction between us and Med-Design by reviewing the prospectus/proxy statement related to the transaction.

Forward-Looking Statements

The foregoing statements regarding the proposed transaction between us and Med-Design and the transactions related thereto include forward looking statements, which are subject to risks and uncertainties, including but not limited to the possibility that the proposed transaction with Med-Design may not ultimately close for any of a number of reasons, such as our not obtaining stockholder approval; that we will forego business opportunities while the transaction is pending; that prior to the closing of the transaction, the businesses of us and Med-Design may suffer due to uncertainty; that, in the event the transaction is completed, the combination of us and Med-Design may not result in a stronger company; and that the costs related to the transaction will exceed the benefits.

Item 9.01. Financial Statements and Exhibits.

(d)                   Exhibits

99.1                           Slideshow prepared for the annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

Date: May 18, 2006	By:	/s/ JEFFREY M. SOINSKI
Jeffrey M. Soinski
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Slideshow prepared for the annual meeting of stockholders.